                                                                EXHIBIT 10.19


                      STOCK TRANSFER AND OPTION AGREEMENT

         THIS STOCK TRANSFER AND OPTION AGREEMENT (this "Agreement"), is executed and delivered as of February 24, 1997 (the "Effective Date"), by and among EMCARE, INC., a Delaware corporation ("EmCare"); the other entities executing this Agreement (each a "PA" and collectively, the "PAs"); and Leonard M. Riggs, Jr., M.D., individually ("Shareholder").



                                R E C I T A L S:

         A. Each of the PAs is a professional association or professional corporation under the laws of its respective jurisdiction.

         B. Each of the PAs has the number of shares of stock authorized and issued and outstanding as set forth on Schedule A attached hereto.

         C. Shareholder is (i) a director of the PAs; (ii) a shareholder of a number of shares of stock in certain PAs set forth on Schedule A attached hereto (the "Shares"); and (iii) an officer of the PAs.

         D. EmCare provides management, administrative and other services to the PAs.

         E. The parties hereto desire to promote their mutual interests by providing for the acquisition of the Shares in certain events, thereby promoting the continued successful operation of the PAs and their Management by EmCare.

         F. Each of the parties hereto has agreed to be bound by the covenants and agreements set forth herein, all of which are for the mutual benefit of the parties hereto, collectively and individually.

         NOW, THEREFORE,in consideration of the foregoing, and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         1.      DEFINITIONS.     As used in this Agreement, the following
terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                 1.1 "Attorney-in-Fact" means such person designated by Shareholder as Shareholder's attorney-in-fact pursuant to Section 13 below.

                 1.2 "Effective Date" means the date of this Agreement as set forth in the introductory paragraph of this Agreement.

                 1.3 "Period of Designation" means the period beginning, as to Shareholder, on the Effective Date or, as to a Successor Shareholder, on the date Successor Shareholder is designated as such pursuant to Section 11 below, and in each case continuing until Shareholder or Successor Shareholder (as the case may be) dies, resigns or ceases to serve as Shareholder in accordance with
         Section 4.3 or Section 16 below.

                 1.4 "Purchase Price" means, for the Shares of each PA, the Shareholders or the Successor Shareholders (as the case may be), the original investment in such Shares as set forth on Schedule A.

                 1.5 "Successor Shareholder" means such person designated pursuant to Section 11 below by EmCare.

                 1.6      "Transfer Event" means any of the following events:

                          (a) The death of Shareholder or any Successor Shareholder;

                          (b) The incompetence or permanent disability of Shareholder or any Successor Shareholder such that Shareholder or any Successor Shareholder is unable to render professional services on behalf of the PAs;

                          (c) The disqualification under state law of any Shareholder or any Successor Shareholder to be a shareholder of any PA;

                          (d) The resignation of Shareholder or any Successor Shareholder pursuant to Section 4.2 below;

                          (e) The termination of Shareholder's or any Successor Shareholder's employment with EmCare;

                          (f) Any attempt by Shareholder or any Successor Shareholder, or by any other person to transfer the Shares, whether voluntarily or involuntarily, by operation of law or otherwise, to any person who is not the Successor Shareholder;

                          (g) The filing of any petition for or another document causing or intended to cause a judicial, administrative, voluntary or involuntary dissolution of any PA; or

                          (h) The designation of a Successor Shareholder pursuant to Section 11 below, whether or not such designation has become effective under that provision.

         2.      EFFECTIVE DATE; TERM; CONTINUANCE AND QUALIFICATION OF PAS.

                 2.1 Effective Date; Term. This Agreement shall be effective as of the Effective Date, and shall continue for as long as Shareholder or any Successor Shareholder owns any shares of any PA or until terminated in accordance with the provisions of Section 2.2 below.





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
                 2.2 Written Agreement Required. This Agreement may be terminated only upon the written direction of EmCare, or upon the execution of a succeeding version of this Agreement with a Successor Shareholder.

                 2.3 Continuance and Qualification of PAs. Shareholder shall take (unless otherwise directed by EmCare or EmCare's affiliates, in writing) all measures necessary (legal and/or otherwise) to maintain the existence of each of the PAs under the laws of the jurisdiction in which it is organized. Shareholder shall also take all steps necessary to ensure that each of the PAs qualifies or obtains a license to do business in each foreign jurisdiction in which the conduct of its business requires it to be so qualified or licensed.

         3. SHAREHOLDER'S RECORD TITLE TO SHARES. During the Period of Designation of Shareholder, Shareholder shall be the shareholder of record of the Shares and shall be entitled to exercise the right to vote in person or by proxy in respect of any and all of the Shares in accordance herewith.

         4.      TRANSFER OF SHARES.

                 4.1 Attorney-in-Fact. Shareholder hereby appoints Attorney-in-Fact (designated pursuant to Section 13 below) and Attorney-in-Fact's successors and assigns as Shareholder's attorney-in-fact with full power and authority to execute all documents and do all things necessary to effectuate the transfer to Successor Shareholder of record ownership of the Shares held in the name of Shareholder when Shareholder's Period of Designation has expired. Such appointment shall be irrevocable. In furtherance of such appointment, Shareholder has caused, or shall promptly cause upon commencement of the Period of Designation, the Shares and all certificates representing the same and all securities resulting from a merger or consolidation of any PA or a split-up or reclassification of the equity of any PA to be delivered to Attorney-in-Fact, accompanied by an executed stock power, endorsed in blank.

                 4.2 Resignation. Shareholder shall have the right to resign as an officer or director of any PA for any reason by giving thirty (30) days prior written notice to Attorney-in-Fact, which resignation shall become effective upon the expiration of the thirty (30) day period following receipt of such notice by Attorney-in-Fact. In no event shall Shareholder have a right to resign prior to the end of the notice period specified in the previous sentence.

                 4.3 Automatic Transfer. The Shares shall be deemed to have been transferred to Successor Shareholder, without further action by Shareholder, immediately upon the occurrence of any Transfer Event; provided, however, that until the designation of Successor Shareholder has been made effective pursuant to Section 11 below, Shareholder shall continue to hold the Shares in trust for the benefit of Successor Shareholder, subject to the limitations imposed by Section 10.3 below.

                 4.4 Certain Transfer Events. Notwithstanding any statement to the contrary in this Section 4, a Transfer Event under Section 1.6(c) or Section 1.6(g) above shall be deemed to cause the transfer under
Section 4.3 above only of those Shares representing stock in the PA or





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
PAs affected by such event, provided that such Transfer Event is the only Transfer Event which has occurred.

                 4.5 Effect of Transfer. Upon the transfer of the Shares, Shareholder shall immediately resign, or be deemed to have resigned, as a director of the PAs and from any and all corporate offices of any PA at the time held by Shareholder. Notwithstanding anything to the contrary herein, upon the occurrence of a Transfer Event, the Shares will be immediately transferred, or deemed to be transferred, to Successor Shareholder upon the date such Transfer Event is effective. Successor Shareholder shall have, from and after such Transfer Event, all ownership and voting rights as to the Shares in accordance with this Agreement, irrespective of receipt of a certificate for such Shares, receipt by Shareholder of payment for the Shares, or any other act or matter. Upon the transfer of the Shares, Shareholder shall be released in writing from all obligations under this Agreement. Notwithstanding the foregoing, upon the occurrence of a Transfer Event described in Section 1.6(c) or Section 1.6(g), if no other Transfer Event has occurred, then the effects of transfer described in this Section 4.5 shall apply only with respect to the PA or PAs affected by such Transfer Event.

                 4.6 Purchase Price. The Shares transferred to Successor Shareholder shall be transferred for the Purchase Price (as defined in Section
1.4 above) of such Shares. Shareholder's only remedy with regard to claims relating to the Purchase Price for the Shares shall be money damages, and in no way shall such failure jeopardize the temporary or permanent transfer of any rights as to the Shares.

         5.      VOTING OF SHARES.

                 5.1      Election of Directors of the PAs

                          5.1.1   Election.  Shareholder agrees to consult with
Attorney-in-Fact in accordance with Section 13 below with respect to the election of all directors of the PAs. Any person elected to the board of directors of any PA shall, in all cases, be a person qualified to serve as a director of such PA under all applicable laws, statutes, regulations and bylaws of such PA, including, but not limited to, those laws, statutes, and regulations affecting the practice of medicine.

                          5.1.2   Vacancies.  In the event of a vacancy for any
reason in the office of a director for any PA, Shareholder shall affirmatively vote the Shares so that a replacement director is elected in the same manner (and subject to the same limitations) as provided in Section 5.1.1 above for the election of such director.

                 5.2 Voting on All Other Matters. Shareholder agrees that on any other proposal to be voted upon by holders of the shares of stock of any PA that Shareholder shall vote the Shares, or sign consents taking action on such matter, only after consultation with Attorney-in-Fact in accordance with
Section 13 of this Agreement, except only to the extent the same requires the exercise of professional medical judgment. Shareholder shall consult with Attorney-in-Fact from time to time as necessary and appropriate to obtain advice with respect to matters to be voted upon by holders of the shares of stock of the PAs.





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
         6.      VOTING AS A DIRECTOR.

                 6.1 Business Judgment. In voting and otherwise acting as a member of the board of directors of any PA, Shareholder shall act in good faith, in a manner Shareholder reasonably believes to be in the best interests of such PA, and with such care as an ordinarily prudent person in a like position would use in similar circumstances.

                 6.2 Obligation to Consult with Attorney-in-Fact. In voting with respect to matters, the approval of which by the board of directors of any PA requires the affirmative vote of Shareholder, Shareholder shall consult in advance with Attorney-in-Fact with respect to such matters before voting on such matters.

         7. PROFESSIONAL MEDICAL JUDGMENT. Any other provisions of this Agreement notwithstanding, Shareholder shall be unfettered in the exercise of Shareholder's professional medical judgment in Shareholder's capacity as a shareholder and as a director of each PA to the extent that the matters under consideration require the exercise of such judgment.

         8. NOTICES, REPORTS AND INFORMATION. Shareholder shall promptly deliver to Attorney-in-Fact, on receipt, copies of all written materials received by Shareholder in such capacity and, consistent with such Shareholder's fiduciary obligations as a director of the PAs, all written materials received by Shareholder in Shareholder's capacity as a member of the boards of directors of the PAs.

         9. DISTRIBUTIONS AND PROCEEDS. Shareholder shall promptly give prior notice to Attorney-in-Fact of any event giving rise to the receipt of any shares, securities, moneys or property representing a dividend, distribution or return of capital with respect to the Shares.

         10.     DESIGNATION AND STATUS OF SHAREHOLDER.

                 10.1 Period of Designation of Shareholder. Shareholder who executes this Agreement or an amendment hereto, accepting the designation as a "Shareholder" hereunder, shall serve as such for the duration of the Period of Designation.

                 10.2 No Compensation. Shareholder shall not be entitled to receive compensation for services as a Shareholder hereunder.

                 10.3 Limitation on Authority. Other than as provided herein, Shareholder shall not sell, transfer, assign or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber, or permit or suffer any encumbrance, of all or any part of the Shares, except on the express written consent of Attorney-in-Fact. Upon the occurrence of a Transfer Event, Shareholder shall hold the Shares in trust for the benefit of the Successor Shareholder until the designation of a Successor Shareholder becomes effective, but Shareholder shall have no authority to act on behalf of or bind any PA.

         11. SUCCESSOR SHAREHOLDER. EmCare shall designate a Successor Shareholder immediately upon the occurrence of any Transfer Event. Notwithstanding the foregoing, at any time, regardless of whether a Transfer Event shall have occurred, EmCare may at its sole





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
discretion designate a Successor Shareholder to serve in accordance with this Agreement and with applicable provisions of the bylaws of the respective PAs and applicable law. Such Successor Shareholder shall be a physician licensed to practice medicine in the state or states of incorporation of the PA or PAs whose shares have been transferred to such Successor Shareholder and party to an employment agreement with either a PA or with EmCare. In order to make such designation effective, Successor Shareholder shall accept such designation by executing a written amendment to this Agreement and expressly, in writing, assuming all of Shareholder's obligations under this Agreement.

         12. RESTRICTIONS ON CERTIFICATE. Upon the execution of this Agreement, Shareholder shall surrender Shareholder's certificates representing the Shares to the respective PAs issuing such Shares, which PAs shall place on such certificates a notice of the restrictions on the transfer of such Shares imposed by this Agreement. Such notice shall be printed or typed on the certificate in boldface substantially in the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS IMPOSED BY THE LAWS GOVERNING PROFESSIONAL [CORPORATIONS / ASSOCIATIONS], THE [CORPORATION'S / ASSOCIATION'S] ARTICLES OF ORGANIZATION AND BYLAWS AND THE TERMS OF A SHAREHOLDER DESIGNATION AND STOCK TRANSFER AGREEMENT BY AND AMONG THE SHAREHOLDER NAMED HEREIN, THE [CORPORATION / ASSOCIATION] AND ANOTHER PARTY (A COPY OF WHICH IS ON FILE WITH THE [CORPORATION / ASSOCIATION] AND AVAILABLE WITHOUT CHARGE). NO TRANSFER OF THE SHARES REPRESENTED HEREBY OR OF SHARES ISSUED IN EXCHANGE THEREFOR SHALL BE VALID OR EFFECTIVE UNTIL THE TERMS AND CONDITIONS OF SUCH LAWS, ORGANIZATIONAL DOCUMENTS AND AGREEMENT SHALL HAVE BEEN FULFILLED IN THE JUDGMENT OF THE [CORPORATION / ASSOCIATION].

         13. ATTORNEY-IN-FACT. Shareholder hereby designates EmCare as Attorney-in-Fact for the purposes of this Agreement. Shareholder may act upon the advice of EmCare as Attorney-in-Fact in all matters arising with respect to this Agreement. On notice to Shareholder from EmCare, Shareholder will execute a written amendment to this Agreement changing the designation of Attorney-in-Fact to another person or entity designated by EmCare.

         14. NO JOINT VENTURE. The relationship created by this Agreement is not intended to be, shall not be deemed to be, and shall not be treated as a general partnership, limited partnership, joint venture, corporation or joint stock company or association.

         15. BREACH; REMEDIES. Any action by Shareholder in violation of any of the provisions of this Agreement, or any attempted sale, transfer, assignment, pledge or other encumbrance or disposition of any of the Shares by Shareholder in violation of this Agreement, shall be considered a breach of this Agreement. A breach of this Agreement that is not cured within seven (7) days following written notice from Attorney-in-Fact shall constitute "cause", as





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
such term is defined in any employment agreement with EmCare or with any PA to which Shareholder is a party.

         16.     OPTION.

                 16.1 Grant of Option. Shareholder hereby grants to EmCare and EmCare hereby accepts from Shareholder, an option to purchase the Shares, or to appoint a designee (the "Designee") to purchase the Shares in accordance with the provisions hereof (the "Option").

                 16.2 Exercise. The Option is immediately exercisable from and after the Effective Date and may be exercised, in full or in part, at any time by EmCare or its Designee with respect to all or any of the PAs. EmCare or its Designee shall exercise the Option by delivering written notice of such exercise to Shareholder, such notice stating the date (the "Closing Date") on which the purchase and sale of the Shares shall occur.

                 16.3 Resignation as Director and Officer. Shareholder hereby agrees that if the Option is exercised with respect to any PA, Shareholder will immediately resign as director and officer of that PA and sign a resolution electing either Designee or a legally qualified representative designated by EmCare to the board of directors of that PA.

                 16.4 Exercise Price; Payment. The exercise price of the Option shall be equal to the Purchase Price. The exercise price shall be paid on the Closing Date by EmCare or its Designee, as the case may be, to Shareholder by check, electronic wire transfer, or other method reasonably acceptable to Shareholder. Upon payment of the Purchase Price, the Attorney-in-Fact shall deliver the Shares and all accompanying stock powers to EmCare or its Designee.

                 16.6 Exercise of Shareholder's Purchase Rights. In connection with any exercise of any Option granted hereunder, EmCare or its Designee, as the case may be, may require Shareholder to exercise any right Shareholder may have to acquire any stock of any corporation held by a third party and to deliver such stock together with the Shares held by Shareholder. In any such event, the exercise price of the Option exercised hereunder shall include the amount required to be paid by Shareholder to acquire such third party stock.

         17. COMMUNITY PROPERTY INTERESTS. Shareholder agrees that he shall cause his spouse to execute this Agreement or a counterpart hereto to evidence such spouse's consent to this Agreement and such spouse's agreement that any rights that spouse may have, as a result of a community property interest in the Shares or otherwise, shall be subject to the provisions of this Agreement. Shareholder and his spouse expressly agree to subject their entire interest in the Shares to the terms of this Agreement, irrespective of any community property interest of either spouse.

         18. NEW PROFESSIONAL ASSOCIATIONS OR PROFESSIONAL CORPORATIONS. In the event that Shareholder acquires shares of stock in a professional association or professional corporation after the Effective Date (each a "New PA"), Shareholder agrees to execute an amendment to this Agreement (an "Amendment") substantially in the form of Exhibit A attached hereto. Additionally, Shareholder shall cause New PA to execute such Amendment, which Amendment





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shall (i) make New PA a party to this Agreement; (ii) include the shares of stock in New PA to be acquired by Shareholder in the definition of "Shares" herein; and (iii) otherwise make all the provisions of this Agreement apply to Shareholder's interest in New PA.

         19.     MISCELLANEOUS PROVISIONS.

                 19.1 Successors and Assigns. This Agreement shall be binding upon the parties and their respective successors, assigns, heirs, transferees, executors and administrators, and except as otherwise expressly provided in any particular provision of this Agreement, any subsequent holder or holders of any of the Shares.

                 19.2 Notices or other Communications. Except as otherwise specified in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be given in writing (including telecopier, telegraphic, telex or cable communication) or mailed (by first-class mail, postage prepaid) to the parties at the addresses set forth below. All such notices and communications shall, when mailed (by first-class mail, postage prepaid), telecopied, telegraphed, telexed, cabled, or faxed be effective when deposited in the mails, telecopied, sent by the telegraph company, confirmed by telex answerback, delivered to the cable company, or confirmed received in the case of a telecopy or facsimile, respectively. Alternatively, all such notices and communications shall be deemed effective when personally delivered to the party at its address below.

                 19.3 Address for Notices or Other Communications. Any notice which this Agreement requires to be sent, shall be delivered to the parties hereto to the following addresses (or, as to each party hereto, to such other address as shall be designated by such party in a written notice to the other parties):

                 If to EmCare:

                 EmCare, Inc.
                 1717 Main Street, Suite 5200
                 Dallas, Texas  75201
                 Attention: Robert F. Anderson
                 facsimile: (214) 712-2444

                 If to any PA:

                 1717 Main Street, Suite 5200
                 Dallas, Texas  75201
                 Attention: Robert F. Anderson
                 facsimile: (214) 712-2444

                 If to Shareholder:

                 Leonard M. Riggs, Jr., M.D.
                 1717 Main Street, Suite 5200
                 Dallas, Texas  75201





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                 19.4     Resolution of Disputes.  In the event of any dispute
with respect to any matter under this Agreement, all matters in controversy shall be submitted for binding arbitration to an alternative dispute resolution firm agreed upon by the parties to such dispute. The arbitrator shall proceed under rules and regulations agreed upon by the parties or, if there is no such agreement, established by the arbitrator. EmCare, the PAs and Shareholder each expressly covenants and agrees to be bound by the decision of the arbitrator as a final determination of the matter in dispute. The cost of the arbitration shall be divided equally among the parties to the dispute participating in such arbitration proceeding. Unless the parties otherwise agree, arbitration shall take place in Dallas, Texas.

                 19.5 Waiver. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation nor be deemed a waiver of any subsequent breach.

                 19.6 Severability. If any provision of this Agreement is held for any reason to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall nevertheless remain in full force and effect.

                 19.7 Further Assurances. Each of the parties hereto agrees to execute and deliver any and all additional papers, documents, and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of his obligations hereunder to carry out the intent of the parties hereto.

                 19.8 Modifications or Amendments. No amendment, change, or modification of this Agreement shall be valid, unless in writing and signed by all of the parties hereto.

                 19.9 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to its subject matter and any and all prior agreements, understandings, or representations with respect to its subject matter are hereby terminated and canceled in their entirety and are of no further force or effect.

                 19.10 Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

                 19.11 GOVERNING LAW. THIS AGREEMENT IS MADE IN, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                 19.12 Counterparts. This Agreement may be executed in three (3) or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

                         [SIGNATURES ON THE NEXT PAGE]





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
         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.


                               EMCARE, INC., a Delaware corporation

                               By:    /s/ WILLIAM F. MILLER, III
                                  --------------------------------------------
                               Name:      William F. Miller, III

                               Title:     President

                               PAs:

                               EMERGENCY HEALTH SERVICES ASSOCIATES, a Texas professional association

                               EMERGENCY HEALTH SERVICES ASSOCIATES OF NEW
                               MEXICO, P.C., a New Mexico professional
                               corporation

                               EMCARE MEDICAL SERVICES OF NEW YORK, P.C., a New York professional corporation

                               NATIONAL PRIMARY CARE NETWORK, P.A., a Texas professional association

                               EMCARE MEDICAL SERVICES OF PENNSYLVANIA, P.C., a Pennsylvania professional corporation

                               CAPITAL EMCARE, P.A., a Texas professional association

                               NETWORK FAMILY PHYSICIANS, P.A., a Texas professional association

                               ADAMS EMERGENCY PHYSICIANS, P.A., a Texas professional association

                               JONES EMERGENCY PHYSICIANS, P.A., a Texas professional association

                               GOULD PHYSICIANS, P.A., a Texas professional association

                               By:    /s/ LEONARD M. RIGGS, JR., M.D.
                                  ---------------------------------------------
                               Name:      Leonard M. Riggs, Jr., M.D.
                               Title:     President





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

                               SHAREHOLDER:


                               /s/ LEONARD M. RIGGS, JR., M.D.
                               ------------------------------------------------

                               Leonard M. Riggs, Jr., M.D., individually

                               Spouse Consent:



                               /s/ PEGGY ANN RIGGS
                               ------------------------------------------------





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                                   SCHEDULE A



                         STOCK OWNERSHIP OF SHAREHOLDER







                                              NUMBER OF AUTHORIZED SHARES OF     NUMBER OF SHARES OF STOCK HELD
   NAME OF PROFESSIONAL ASSOCIATION                       STOCK                                OF
      OR PROFESSIONAL CORPORATION                 ISSUED AND OUTSTANDING              RECORD BY SHAREHOLDER
   --------------------------------           ------------------------------     ------------------------------
Emergency Health Services Associates        100,000 Authorized Shares                      300 Shares
                                                300 Issued and Outstanding

Emergency Health Services Associates of     10,000 Authorized Shares                     1,000 Shares
New Mexico, P.C.                             1,000 Issued and Outstanding

EmCare Medical Services of New York,           200 Authorized Shares                        10 Shares
P.C.                                            10 Issued and Outstanding


National Primary Care Network, P.A.          1,000 Authorized Shares                     1,000 Shares
                                             1,000 Issued and Outstanding

EmCare Medical Services of Pennsylvania,     1,000 Authorized Shares                     1,000 Shares
P.C.                                         1,000 Issued and Outstanding


Capital EmCare, P.A.                         1,000 Authorized Shares                     1,000 Shares
                                             1,000 Issued and Outstanding

Network Family Physicians, P.A.              1,000 Authorized Shares                       400 Shares
                                               600 Issued and Outstanding

Adams Emergency Physicians, P.A.             1,000 Authorized Shares                     1,000 Shares
                                             1,000 Issued and Outstanding

Jones Emergency Physicians, P.A.             1,000 Authorized Shares                     1,000 Shares
                                             1,000 Issued and Outstanding

Gould Physicians P.A.                        1,000 Authorized Shares                     1,000 Shares
                                             1,000 Issued and Outstanding





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
                                                                       EXHIBIT A



                                    FORM OF

                      AMENDMENT TO SHAREHOLDER DESIGNATION

                          AND STOCK TRANSFER AGREEMENT



         This _____ AMENDMENT TO SHAREHOLDER DESIGNATION AND STOCK TRANSFER AGREEMENT (this "Amendment") is made and entered into this ___ day of ____, 19__ by and among EMCARE, INC. ("EmCare"); _____________, individually ("Shareholder"); _________, a _________ professional [corporation/association] ("PAs"); and [New PA], a ________ professional [corporation/association] ("New PA").

                                R E C I T A L S:

         A. EmCare, Shareholder and the PAs have entered into a Stock Transfer and Option Agreement dated ________, 19__ (said agreement, as amended, shall be referred to herein as the "Agreement"; capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement), to provide for the acquisition of the shares of the PAs in certain events and to otherwise promote the continued and successful operation of the businesses of the PAs.

         B. Shareholder contemplates acquiring ____ shares, par value $__, of stock of New PA (the "New PA Shares"). Pursuant to Section 18 of the Agreement, EmCare, Shareholder, the PAs, and New PA desire to execute this Amendment to include the New PA Shares in the definition of "Shares" in the Agreement and to subject all of Shareholder's interest in New PA to the Agreement.

         NOW, THEREFORE,in consideration of the foregoing, and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                 1.       AMENDMENT OF THE AGREEMENT.       The Agreement is,
                 effective as of the date hereof, hereby amended by (i) amending the definition of "Shares" to include the New PA Shares; and (ii) amending the definition of "PA" or "PAs" to include New PA.

         2.      REFERENCE TO AND EFFECT ON THE AGREEMENT.

         (a) On and after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

         (b) Except as specifically amended above, the Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         IN WITNESS WHEREOF,the parties hereto have caused this Amendment to be duly executed and delivered by an officer thereunto duly authorized as of the date first above written.

                                  EMCARE, INC.





                                  By:
                                      -----------------------------------------

                                  Name:
                                        ---------------------------------------

                                  Title:
                                         --------------------------------------





                                  SHAREHOLDER




                                  ---------------------------------------------


                                                   , individually
                                  -----------------





                                  Spouse consent:






                                  ---------------------------------------------




                                  [PAs]



                                  [New PA]



                                  By:
                                     -------------------------------------------

                                  Name:
                                       -----------------------------------------

                                  Title:
                                        ----------------------------------------





                                       14